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                       SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K

      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934

                              --------------------

                        GYRODYNE COMPANY OF AMERICA, INC.
                        ---------------------------------
             (Exact name of Registrant as Specified in its Charter)

         New York                     000-01684           11-1688021
         --------                     ---------           -------------------
(State or Other Jurisdiction of       (Commission File    (I.R.S. Employer
 Incorporation or Organization)       Number)             Identification Number)

                                 102 FLOWERFIELD
                            ST. JAMES, NEW YORK 11780
                                 (631) 584-5400
                                 --------------
               (Address, Including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Offices)

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ITEM 5. OTHER EVENTS.

      At a regular meeting of the Board of Directors held on August 6, 2001 the number of directors and classification thereof was fixed as follows:

         Class                      Term Expiring             Number of Members
         -----                      -------------             -----------------

         I                          2003                               2
         II                         2002                               2
         III                        2001                               2

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           GYRODYNE COMPANY OF AMERICA, INC.


                           By: /s/
                              ------------------------------------------------
                              Stephen V. Maroney
                              President, Chief Executive Officer and Treasurer

Date: August 16, 2001